UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 19, 2025
________________________________________________________
QT IMAGING HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)
________________________________________________________

Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On August 19, 2025, QT Imaging Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”).
At the Annual Meeting, of the 28,710,144 shares of the Company’s common stock outstanding and entitled to vote, 20,846,542 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:
Proposal 1: Each of the nominees for Class I director were elected to serve until the Company’s 2028 Annual Meeting of Stockholders or until their respective successors are elected and qualified, by the votes set forth in the table below:

Name	For	Withhold
Daniel Dickson	17,768,717	103,405
James Greene	17,798,921	73,201

Proposal 2: The stockholders ratified the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, by the votes set forth in the table below:

For	Against	Abstained
20,677,932	77,906	90,704
Proposal 3: The stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split at a specific ratio within a range of 2:1 to 20:1 to be fixed by the Board, by the votes set forth in the table below:

For	Against	Abstained
19,621,693	468,729	756,120
No other items were presented for stockholder approval at the Annual Meeting.

Item 8.01    Other Events
On August 19, 2025, the Company issued a press release announcing the results of the Annual Meeting, entitled “QT Imaging Holdings Announces Results of First Annual Stockholder Meeting”. A copy of the press release is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Item

99.1	Press release, dated August 19, 2025, entitled “QT Imaging Holdings Announces Results of First Annual Stockholder Meeting”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 20, 2025
		By:	/s/ Raluca Dinu
		Name:	Raluca Dinu
		Title:	Chief Executive Officer